EXHIBIT 10.3

                              MARCIA BARBOSA SERRA
              Tradutora Publica Juramentada e Interprete Comercial
               Sworn Public Translator and Commercial Interpreter
                   Rua Aperana, 38 Apt # 301 - Leblon - 22450
                                ISS: 1261003-00
                               CIC: 606442227-00
                                 Tel.: 274-3844

I, the undersigned, Sworn Public Translator and Commercial Interpreter in and for this City and State of Rio de Janeiro, Federative Republic of Brazil, registered at the Commercial Board of Rio de Janeiro under Number 97, do hereby CERTIFY and ATTEST that a document in the Portuguese Language was submitted to me for translation into English, which I performed according to my Office, as follows:

                             Translation No. 4030/98

(Original submitted for translation.).........................................

(On paper with letterhead of Petroleo Brasileiro S.A. - PETROBRAS.)...........

                               LETTER OF AGREEMENT

      PETROLEO BRASILEIRO S.A. - PETROBRAS, a mixed economy company with head office at Av. Republica do Chile, 65, City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil enrolled in the General Taxpayers' Registry of the Ministry of Finance under No. 33.000.167/0001-01, represented herein by the Executive Superintendent of Exploration and Production South - Southeast, Engineer LUIZ EDUARDO G. CARNEIRO, henceforth called PETROBRAS, and the Company MARITIMA NAVEGACAO E ENGENHARIA LTDA., with head office at Avenida Almirante Barroso, no. 42, 34th floor, City of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, enrolled in the General Taxpayers' Registry of the Ministry of Finance under No. 46.828.596/0001-13, represented herein by its President, Mr. GERMAN EFROMOVICH, have agreed upon the present Letter of Agreement regarding contracts 101.2.155.97-9 (Chartering) and 101.2.156.97-1 (Rendering of Services) for the Unit Amethyst 7, henceforth called the Unit, as follows:..................................................

Item                                        New Redaction

Chart./Services

1.1.  (Charter.)  The object of the  present  contract  is the  chartering  to
                  PETROBRAS, of the Unit, which, according to the CONTRACTOR, is to be built in a shipyard for the purpose of fulfilling this contract, in order to be used in the drilling and/or evaluation and/or completion and/or workover of oil and/or gas (vertical, directional and horizontal) wells, in the Brazilian continental shelf, down to a maximum depth of 5,000 (five thousand) meters, in a water depth down to 1,200 (one thousand twelve hundred) meters..................

3.17.- (Serv.)    To submit to the contract Manager, up to 30 (thirty)

consecutive days after its inception, as foreseen in item 2.2.1, the originals or certified copies of the insurance policies made as a result of this contract, containing all essencial data, such as insurers, time limits, period of validity, amounts insured, and coverage conditions, and with PETROBRAS appearing as co-insured, except in the civil liability insurance, of which it will participate as a third party.................................................

3.19.- (Chart.)   To submit to the Manager of this contract, up to 30 (thirty)
                  days after the beginning of the performance, as foreseen in item 2.2.1, the originals or certified copies of the
                  certificates of the insurances made as a result of this
                  contract, containing all essential data, such as insurers, time limits, periods of validity, amounts insured, and
                  coverage conditions, and with PETROBRAS appearing as
                  co-insured, except in the civil liability insurance, of which it will participate as a third party.......................

7.7   (Chart.)    The CONTRACTOR agrees that, at PETROBRAS'  exclusive option, the payments referring to the chartering object of the present contract can be made through financing by third parties,
                  provided the time limits, currency, amounts and place of
                  payment set forth in the contract are complied
                  with.......................................................

12.5 - (Chart.)   In the present contract, it will

13.5 -  (Serv.)   be considered as act of God the situation in which one of the parties is prevented from fulfilling its obligations, provided it proves that:............................................

      o           the non-fulfillment of the obligation was due to the
                  existence of an impediment beyond its control;.............

      o the party impeded could not, within its ability, overcome the impediment and its effects, in order to fulfill its contract obligation within the time limit set down, and....

      o           the impediment and its effects could not be avoided nor
                  overcome...................................................

            As an illustration of act of God or force majeure, one may mention wars, strikes, submarine earthquakes, among other facts, which effects were not possible to avoid or prevent....................

      And  being  thus  agreed,   the  parties  sign  the  present  Letter  of
Agreement, in 2 (two) copies with the same tenor, with the witnesses below...

Rio de Janeiro January 15, 1998..............................................

PETROLEO BRASILEIRO S/A - PETROBRAS..........................................

(Signed:)  Luiz Eduardo G. Carneiro..........................................

Luiz Eduardo G. Carneiro - Executive Superintendent
of Exploration and Production South - Southeast..............................

MARITIMA NAVEGACAO E ENGENHARIA LTDA.........................................

(Signed:)  German Efromovich.................................................

German Efromovich - President................................................

WITNESSES:  .................................................................

(Signed:)  Andre de Mesquita Pinto...........................................

for Claudio Fontes Nunes.....................................................

(Signed:)  Hamylton P. Padilha Jr............................................

Hamylton P. Padilha Jr.......................................................

      (Two initials appeared on the first page of the document.).............

--------------------------------------------------------------------------------

THESE BEING the precise terms and content of the aforementioned document, I hereby set my Hand and Seal on this Translation, performed on the 17th of February 1998 in this City of Rio de Janeiro, Federative Republic of Brazil.


                                  /s/ MARCIA BARBOSA SERRA
                                  _________________________________
                                         Marcia Barbosa Serra
                                       Sworn Public Translator